UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2006
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TREASURE ISLAND ROYALTY TRUST
(Exact name of registrant as specified in its charter)
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Texas	333-91014-01	02-6148888
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

WACHOVIA BANK, NATIONAL ASSOCIATION
AS TRUSTEE OF THE TREASURE ISLAND ROYALTY TRUST
CORPORATE TRUST DEPARTMENT
5847 San Felipe, Suite 1050
Houston, Texas 77057
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 278-4320

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On August 16, 2006, Newfield Exploration Company issued a press release announcing that the Treasure Island Blackbeard West #1 exploration test failed to reach its primary targets because of higher than expected pressure. The operator is preparing to temporarily abandon the well.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release issued by Newfield Exploration Company on August 16, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TREASURE ISLAND ROYALTY TRUST

Date: August 16, 2006	By:	Wachovia Bank, National Association,
as Trustee

	By:	/s/ STEVEN A. FINKLEA
Steven A. Finklea
Vice President

Note:	Because the registrant is a trust without officers or employees, only the signature of an officer of the trustee of the registrant is available and has been provided.

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Newfield Exploration Company on August 16, 2006.